EXHIBIT 99.11


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE4

                           Adjustable Rate Population


Selection Criteria: Adjustable Rate Population
Table of Contents

1. Summary Statistics - ARMs
2. Range of Gross Interest Rates (%)
3. Credit Score
4. Range of Combined Original LTV Ratios (%)
5. Documentation Level



1. Summary Statistics - ARMs

Number of Mortgage Loans: 5,886
Total Current Balance: 1,031,038,341.71
Weighted Average Coupon: 7.034
Weighted Average Seasoning: 3.3
Weighted Average Combined Original LTV: 81.06
% Cash-out Refinance: 59.6
% Full Documentation: 52.7
% Owner Occupied: 94.0
% First Lien: 100.0
% Loans with Prepay Penalty: 76.9
Wtd/Avg/FICO: 606
Maximum Balance: 687,829.51
Minimum Balance: 33,122.96
Average Current Balance: 175,167.91
Total Original Balance: 1,033,896,785.25
Weighted Average Net Coupon: 6.514
Maximum Coupon: 12.680
Minimum Coupon: 4.125
Weighted Average Margin: 5.656
Weighted Average Maximum Rate: 13.604
Weighted Average Months to Roll: 23
Weighted Average Original Term: 359.7
Weighted Average Stated Remaining Term: 356.4
Weighted Average Calculated Remaining Term: 356.3
Top 5 States: CA(36%),FL(12%),NY(6%),TX(4%),WA(4%)
Wtd/Avg/DTI: 40.89
% Section 32: 0.00



2. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                       Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate       Weighted           Weighted         Weighted
                                 Number              Cut-off           Cut-off         Average            Average         Average
                                   of                  Date              Date           Gross            Remaining        Combined
Range of Gross                  Mortgage            Principal         Principal       Interest             Term           Original
Interest Rates (%)                Loans            Balance ($)         Balance        Rate (%)           (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                       57               15,873,239           1.54          4.741               339            79.07
5.000 - 5.999                      666              148,765,376          14.43          5.686               357            78.69
6.000 - 6.999                    2,010              388,377,895          37.67          6.562               357            81.32
7.000 - 7.999                    1,929              313,761,881          30.43          7.513               357            82.39
8.000 - 8.999                      938              132,906,956          12.89          8.458               357            81.07
9.000 - 9.999                      230               25,800,205           2.50          9.408               357            77.97
10.000 - 10.999                     42                4,111,993           0.40         10.326               357            69.79
11.000 - 11.999                     13                1,321,665           0.13         11.373               357            73.88
12.000 - 12.999                      1                  119,131           0.01         12.680               356            75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           5,886            1,031,038,342         100.00          7.034               356            81.06
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.125
Maximum: 12.680
Weighted Average: 7.034



3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate       Weighted           Weighted         Weighted
                                 Number              Cut-off           Cut-off         Average            Average         Average
                                   of                  Date              Date           Gross            Remaining        Combined
                                Mortgage            Principal         Principal       Interest             Term           Original
Credit Score                      Loans            Balance ($)         Balance        Rate (%)           (months)           LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                   1                   38,459           0.00         11.030               357            70.00
500 - 524                          577               85,571,077           8.30          8.192               357            74.03
525 - 549                          815              129,596,421          12.57          7.724               357            77.31
550 - 574                          848              142,279,287          13.80          7.357               357            80.65
575 - 599                          834              141,499,757          13.72          7.119               357            81.92
600 - 624                          758              137,933,246          13.38          6.699               357            83.31
625 - 649                          805              151,162,977          14.66          6.595               357            82.48
650 - 674                          566              107,010,621          10.38          6.579               356            83.55
675 - 699                          330               64,762,500           6.28          6.495               356            82.91
700 - 724                          170               34,646,528           3.36          6.346               353            82.51
725 - 749                          101               18,715,750           1.82          6.511               356            83.24
750 - 774                           61               13,536,344           1.31          6.126               349            82.45
775 - 799                           18                4,112,900           0.40          6.048               346            83.48
800 +                                2                  172,476           0.02          5.967               357            47.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                           5,886            1,031,038,342         100.00          7.034               356            81.06
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 606



4. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate       Weighted          Weighted          Weighted
                                 Number              Cut-off           Cut-off         Average           Average          Average
                                   of                  Date              Date           Gross           Remaining         Combined
Range of Combined               Mortgage            Principal         Principal       Interest            Term            Original
Original LTV Ratios (%)           Loans            Balance ($)         Balance        Rate (%)          (months)            LTV
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                        1                   49,866           0.00          6.600              357             20.00
20.01 - 25.00                        4                  439,027           0.04          7.789              357             21.81
25.01 - 30.00                        5                  473,687           0.05          6.570              357             27.56
30.01 - 35.00                       12                1,264,553           0.12          7.179              357             33.42
35.01 - 40.00                       16                1,867,389           0.18          6.665              357             37.58
40.01 - 45.00                       32                3,562,586           0.35          6.910              357             43.38
45.01 - 50.00                       38                6,457,666           0.63          6.802              357             47.25
50.01 - 55.00                       80               11,631,675           1.13          7.089              357             53.31
55.01 - 60.00                       85               15,554,202           1.51          6.956              357             58.01
60.01 - 65.00                      165               26,562,533           2.58          7.079              357             63.38
65.01 - 70.00                      330               54,464,300           5.28          7.341              357             68.87
70.01 - 75.00                      502               83,322,482           8.08          7.345              357             74.12
75.01 - 80.00                    2,239              391,003,366          37.92          6.772              356             79.72
80.01 - 85.00                      947              168,301,975          16.32          7.247              356             84.47
85.01 - 90.00                      905              170,467,560          16.53          7.048              356             89.61
90.01 - 95.00                      384               71,528,736           6.94          7.228              357             94.78
95.01 - 100.00                     141               24,086,738           2.34          7.446              356             99.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                           5,886            1,031,038,342         100.00          7.034              356             81.06
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 20.00
Maximum: 100.00
Weighted Average: 81.06



5. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate       Weighted          Weighted          Weighted
                                 Number              Cut-off           Cut-off         Average           Average          Average
                                   of                  Date              Date           Gross           Remaining         Combined
                                Mortgage            Principal         Principal       Interest            Term            Original
Documentation Level               Loans            Balance ($)         Balance        Rate (%)          (months)            LTV
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation               3,298              543,354,091         52.70          6.953              357             81.70
Stated Documentation             2,373              444,726,532         43.13          7.124              356             80.15
Limited Documentation              215               42,957,718          4.17          7.130              357             82.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                           5,886            1,031,038,342        100.00          7.034              356             81.06
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any exp+A125ress or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.